                                                                   EXHIBIT 10.14

                                 AMERALIA, INC.
                         2001 DIRECTORS' INCENTIVE PLAN

                           As Adopted April 16,, 2001



1 PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate persons whose present and potential contributions as members of the Board of AmerAlia, Inc. are important to AmerAlia's success and the success of its Subsidiaries, by offering them an opportunity to participate in AmerAlia's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 15.

2        SHARES SUBJECT TO THE PLAN.

2.1 NUMBER OF SHARES AVAILABLE. Subject to Section 2.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,000,000 Shares of AmerAlia common stock. Subject to
         Section 2.2, Shares that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option will again be available for grant and issuance in connection with future Options under this Plan. At all times AmerAlia shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan.

2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of AmerAlia without consideration, then

(a)      the number of Shares reserved for issuance under this Plan, and

(b) the Exercise Prices of and number of Shares subject to outstanding Options, will be proportionately adjusted, subject to any required action by the Board or the shareholders of AmerAlia and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3 ELIGIBILITY. Outside Directors are eligible to receive options pursuant to this Plan. A person may be granted more than one award under this Plan.

4        OPTIONS.

4.1      OPTION GRANT. Each Outside Director will receive:

(a) an Option to purchase 75,000 shares of AmerAlia common stock when such person is appointed to the Board and accepts such appointment; and

(b) an Option to purchase 37,500 shares of AmerAlia common stock on July 1 of each year if such person is an Outside Director on such date.



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 1

4.2 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Option Agreement, and will be in the form of Exhibit "A" to this Plan, such stock option agreement must be accepted by the Outside Director within 45 days after the Date of Grant to be effective. Any Option not accepted by such Outside Director in writing within such 45 day period shall expire and be terminated without further action.

4.3      DATE OF GRANT. The Date of Grant of an Option will be:

(a) with respect to Options granted pursuant to Section 4.1(a), above, the date the Outside Director accepts his or her appointment to the Board or the date this Plan is adopted by the Board, whichever is later; and

(b) with respect to Options granted pursuant to Section 4.1(b), above, July 1 of each year such person is an Outside Director.

4.4      EXERCISE PERIOD.

(a) Options granted to persons at the time this Plan is adopted will be exercisable for a period commencing six months after the Date of Grant and ending April 30, 2005.

(b) Except with respect to Options granted to persons at the time this Plan was adopted, each option will be exercisable commencing six months after the Date of Grant, for three years after the Date of Grant.

4.5      EXERCISE PRICE. The Exercise Price of an Option will be:

(a) $1.09 per share for Options granted to persons at the time this Plan is adopted;

(b) The Fair Market Value of the Shares underlying the Options during the month immediately preceding the Date of Grant for options granted pursuant to Section 4.1(a) hereof; and

(c) The Fair Market Value of the Shares underlying the Options during the month of June immediately preceding the Date of Grant for options granted pursuant to Section 4.1(b) hereof.

4.6 METHOD OF EXERCISE. Options may be exercised only by delivery to AmerAlia of a written stock option subscription agreement (the "Subscription Agreement") in a form attached hereto, together with payment in full of the Exercise Price for the number of Shares being purchased.

4.7 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Outside Director is Terminated for any reason except death, then the Outside Director may exercise Options held by the Outside Director during the period ending three (3) months after the Termination Date, but in any event, no later than the expiration date of the Options.

(b) If the Outside Director is Terminated because of death, then the Options held by the Outside Director may be exercised during the period ending twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 2

5 PAYMENT FOR OPTION EXERCISE. Payment for option exercise must be made in the manner set forth in the Option Agreement.

6        WITHHOLDING TAXES.

6.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued upon exercise of Options granted under this Plan, AmerAlia may require the Outside Director to remit to AmerAlia an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

6.2 STOCK WITHHOLDING. When, under applicable tax laws, an Outside Director incurs tax liability in connection with the exercise of any Option that is subject to tax withholding and the Outside Director is obligated to pay AmerAlia the amount required to be withheld, the Board may in its sole discretion allow the Outside Director to satisfy the minimum withholding tax obligation by electing to have AmerAlia withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by an Outside Director to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

7 CERTIFICATES. All certificates for Shares delivered upon the exercise of an Option granted under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

8        SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

8.1 COMPLIANCE WITH LAWS REQUIRED. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Date of Grant of the Option and also on the date of exercise or other issuance.

8.2 OBLIGATION TO ISSUE CERTIFICATES. Notwithstanding any other provision in this Plan, AmerAlia will have no obligation to issue or deliver certificates for Shares issuable upon exercise of an Option granted under this Plan prior to:

(a) obtaining any approvals from governmental agencies that AmerAlia determines are necessary or advisable; and/or

(b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that AmerAlia determines to be necessary or advisable.

8.3 NO REGISTRATION OBLIGATION. AmerAlia will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 3
         state securities laws, stock exchange or automated quotation system, and AmerAlia will have no liability for any inability or failure to do so.

9 NO OBLIGATION TO RETAIN. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Outside Director any right to continue to stand for election as a director of, or to continue any other relationship with, AmerAlia or any Parent or Subsidiary of AmerAlia, or limit in any way the right of AmerAlia or any Parent or Subsidiary of AmerAlia to terminate any relationship with the Outside Director at any time, with or without cause to the extent such relationship is terminable.

10       CORPORATE TRANSACTIONS.

10.1     ASSUMPTION OR REPLACEMENT OF OPTIONS BY SUCCESSOR. In the event of

(a)      a dissolution or liquidation of AmerAlia; or

(b) a merger or consolidation in which AmerAlia is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of AmerAlia in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of AmerAlia or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Outside Directors); or

(c) a merger in which AmerAlia is the surviving corporation but after which the shareholders of AmerAlia immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with AmerAlia in such merger) cease to own their shares or other equity interest in AmerAlia; or

(d)      the sale of substantially all of the assets of AmerAlia,

         any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Outside Directors. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Outside Directors as was provided to shareholders (after taking into account the existing provisions of the Options). If such successor corporation (if any) fails or refuses to assume or substitute Options as provided above pursuant to a transaction described in this Subsection 10.1, such Options will expire on the completion of such transaction.

10.2 OTHER TREATMENT OF OPTIONS. Subject to any greater rights granted to Outside Directors under the foregoing provisions of this Section 10, in the event of the occurrence of any transaction described in Section 10.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

11       ADOPTION AND SHAREHOLDER APPROVAL.



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 4

11.1 EFFECTIVENESS. This Plan was adopted by the Board pursuant to resolutions effective the date first written above, and is effective immediately.

11.2 SHAREHOLDER APPROVAL. The Board may, in its discretion, submit this Plan for approval by the shareholders of AmerAlia consistent with applicable laws.

11.3 SECTION 16 COMPLIANCE. So long as AmerAlia is subject to Section 16 of the Exchange Act, recipients of Options must comply with the reporting requirements of Section 16(a) and will be subject to the short-swing profit provisions of Section 16(b) of the Exchange Act except to the extent an exemption therefrom may be available.

12 TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Utah.

13 AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of AmerAlia, amend this Plan in any manner that requires such shareholder approval.

14 NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of AmerAlia for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15 DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

15.1     "Board" means the Board of Directors of AmerAlia.

15.2 "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

15.3 "Date of Grant" means the date on which an Option is granted pursuant to Section 4.3.

15.4     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

15.5 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option pursuant to
         Section 4.5.

15.6 "Fair Market Value" means, as of any date, the value of a share of AmerAlia's common stock determined as follows:



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 5

(a) if such common stock is then quoted on the Nasdaq National Market, its average closing price on the Nasdaq National Market for the twenty trading days preceding the date of determination as reported in The Wall Street Journal;

(b) if such common stock is publicly traded and is then listed on a national securities exchange, its average closing price for the twenty trading days preceding the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal;

(c) if such common stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing prices for the twenty trading days preceding the date of determination as reported in The Wall Street Journal or if not reported in The Wall Street Journal, in another source for stock price quotations selected by the Committee in its sole discretion

(d)      if none of the foregoing is applicable, by the Committee in good faith.

15.7     "Option" means an award of an option to purchase Shares pursuant to
         Section 4.

15.8 "Option Agreement" means, with respect to each Option, the signed written agreement between AmerAlia and the Outside Director setting forth the terms and conditions of the Option.

15.9     "Outside Director" means any director who is not;

(a)      a current employee of AmerAlia or any Parent or Subsidiary of AmerAlia;

(b) a former employee of AmerAlia or any Subsidiary of AmerAlia who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan);

(c)      a current or former officer of AmerAlia or any Subsidiary of AmerAlia;
         or

(d) currently receiving compensation for personal services in any capacity, other than as a director, from AmerAlia or any Subsidiary of AmerAlia.

15.10    "Plan" means this plan, as amended from time to time.

15.11    "SEC" means the Securities and Exchange Commission.

15.12 "Shares" means shares of AmerAlia's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 2, and any successor security.

15.13 "Subsidiary" means any corporation (other than AmerAlia) in an unbroken chain of corporations beginning with AmerAlia if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

15.14 "Termination" or "Terminated" means, or purposes of this Plan with respect to an Outside Director, that the Outside Director dies, resigns, is not re-elected when standing for re-election,



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 6
         or is removed by the shareholders from his or her position as an Outside Director of AmerAlia or a Subsidiary of AmerAlia. The date on which any of the foregoing events takes place shall be the "Termination Date".

         This Plan was approved by the Board of Directors of AmerAlia at a meeting held on April 16, 2001.


         Seal                                  AMERALIA, INC.



                                               By:
                                                  ------------------------------
                                                  Bill H. Gunn, President



ATTEST:
       ---------------------------------
       Robert C.J. van Mourik, Secretary




AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 7